UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 4429

Dreyfus U.S. Treasury Long Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2008

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
11	Statement of Financial Futures
11	Statement of Options Written
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
29	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus U.S. Treasury
Long Term Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S.Treasury Long Term Fund, covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back,2007 was a year of significant change for U.S.fixed-income markets. Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” among investors in which prices of U.S.Treasury securities surged higher while virtually all other domestic fixed-income sectors tumbled, including highly rated corporate bonds. Still, strong performance over the first half of the year helped most fixed-income indices post positive absolute returns for the year. During the second half of the year, the Fed took action to forestall a potential recession by implementing several short-term interest rate cuts. By the end of 2007, these actions contributed to a relatively wider yield-curve along the bond market’s maturity spectrum.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008
2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by Christopher Pellegrino, Portfolio Manager

Fund and Market Performance Overview

The U.S. bond market was relatively stable over the first half of the reporting period, but the second half saw heightened market volatility as a credit crisis originating in the sub-prime mortgage sector sparked a “flight to quality” among investors. U.S.Treasury securities gained value in this environment, but many other types of fixed-income securities languished.The fund produced a higher return than its benchmark, due mainly to the success of our duration and yield curve strategies.

For the 12-month period ended December 31, 2007, Dreyfus U.S. Treasury Long Term Fund achieved a total return of 10.38% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Long-Term Index, (the “Index”) achieved a total return of 9.90% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. As a U.S.Treasury securities fund, the fund invests in U.S.Treasury bills, notes, bonds and other securities that are issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Since U.S.Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund generally maintains a dollar-weighted average maturity that exceeds 10 years, which can result in significant risk of principal decline if interest rates rise sharply.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. Treasury Securities Benefited from a Flight to Quality

Most sectors of the U.S. bond market produced positive absolute returns for the reporting period, but those results were achieved despite a more challenging market environment over the summer and fall. Beginning in late February 2007, a higher-than-expected number of delinquencies and defaults among homeowners with sub-prime mortgages resulted in heightened market volatility and concerns that consumer spending might slow. By July, weakness in the sub-prime lending sector had spread to other areas of the bond market, causing a flight to quality among fixed-income investors and creating difficult liquidity conditions in a number of market sectors. Some highly leveraged institutional investors were forced to sell their more liquid and creditworthy bonds to raise cash for redemption requests and margin calls, which put downward pressure on market sectors with little or no exposure to sub-prime loans.

In an effort to promote greater liquidity and forestall a possible recession, the Federal Reserve Board (the “Fed”) reduced key short-term interest rates in August, September, October and December. While these moves helped stabilize the bond market to a degree, mounting losses among major U.S. and global banks and intensifying concerns regarding the possibility of a U.S. recession led to renewed volatility over the final months of the year.

In this turbulent environment, U.S.Treasury securities proved to be one of the stronger segments of the U.S. financial markets, as they posted substantial gains during the flight to quality. In contrast, riskier, higher-yielding bonds, including most other parts of the U.S. government securities market, lagged when investors reassessed their attitudes toward risk.

Our Interest Rate Strategies Boosted the Fund’s Relative Performance

For much of the year, we maintained the fund’s average duration in a range that was slightly longer than that of the Index, which helped the fund participate more fully in the U.S.Treasury securities market’s gains. As concerns of slowing economic growth began to rise, we later adjusted our yield curve strategy by focusing on short- and intermediate-term securities, while de-emphasizing those with longer maturities.This “bulleted” strategy helped the fund’s performance, as short-term interest rate cuts caused yields of shorter- and intermediate-maturity securities to decline faster than yields of longer-maturity bonds. Since bond yields and prices move in opposite directions, this yield curve strategy resulted in relative price gains versus the Index most notably in the last quarter of the year.

4

On the other hand, we had allocated a portion of the fund’s assets to non-Treasury securities, primarily U.S. government agency debentures, in an attempt to capture higher yields.While these highly rated positions achieved positive absolute returns and fared better than mortgage-backed and corporate securities, they detracted from the fund’s total return performance. However, any allocation-related weakness was not enough to offset the value added by our interest-rate strategies.

Maintaining Caution in a Changing Market

Despite the Fed’s attempts to calm the markets, uncertainty has persisted with regard to the future impact of elevated energy prices, the housing recession, ongoing sub-prime turmoil, tighter lending standards and mounting bank losses. Therefore, we expect the Fed to reduce short-term interest rates further. In addition, recent price dislocations have created opportunities to purchase U.S. government agency securities at more attractive valuations, but we currently prefer to maintain a cautious investment posture until the economic and market outlooks become clearer.

January 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Long-Term Index is an
unmanaged performance benchmark for Treasury securities with maturities of 10 years and over;
issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 12/31/07
		1 Year	5 Years	10 Years

Fund		10.38%	5.08%	5.78%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Long Term Fund on 12/31/97 to a
$10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Long-Term (10 Years and Over) Index
(the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Long Term Fund from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007

Expenses paid per $1,000 †	$ 3.46
Ending value (after expenses)	$1,114.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007

Expenses paid per $1,000 †	$ 3.31
Ending value (after expenses)	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS December 31, 2007
	Coupon	Maturity	Principal
Bonds and Notes—99.9%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Auto Receivables—.6%
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	355,000	354,930
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	120,000	120,617
				475,547
U.S. Government Agencies—7.4%
Federal Home Loan Banks,
Bonds, Ser. 1	5.13	5/15/09	2,250,000	2,260,627
Federal National Mortgage
Association, Notes	5.80	2/9/26	1,600,000	1,654,021
Small Business Administration,
Ser. 2005-P10A, Cl. 1	4.64	2/10/15	2,242,672	2,225,719
				6,140,367
U.S. Government Agencies/
Mortgage-Backed—3.3%
Government National Mortgage Association I:
Ser. 2005-9, Cl. A, 4.03%, 5/16/22			213,492	211,272
Ser. 2006-6, Cl. A, 4.05%, 10/16/23			241,252	238,863
Ser. 2006-9, Cl. A, 4.20%, 8/16/26			504,857	500,634
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			1,778,603	1,764,809
				2,715,578
U.S. Treasury Bonds—78.1%
4.50%, 2/15/36			3,577,000 [a]	3,596,284
5.00%, 5/15/37			5,660,000 [a,b]	6,170,730
5.25%, 11/15/28			8,715,000 [a]	9,591,267
5.25%, 2/15/29			4,470,000 [a,c]	4,918,747
6.00%, 2/15/26			5,413,000 [a]	6,407,644
6.13%, 11/15/27			4,940,000 [a]	5,983,965
6.88%, 8/15/25			3,470,000 [a]	4,462,746
7.13%, 2/15/23			1,870,000 [a]	2,413,762
7.25%, 8/15/22			4,025,000 [a]	5,227,469
7.63%, 2/15/25			9,410,000	12,904,940

8

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Treasury Bonds (continued)
8.00%, 11/15/21	2,635,000 [a]	3,607,070
		65,284,624
U.S. Treasury Notes—10.5%
4.50%, 5/15/17	4,415,000 [a]	4,577,459
4.63%, 7/31/12	1,825,000 [a]	1,916,821
4.88%, 6/30/12	2,225,000 [a]	2,360,587
		8,854,867
Total Bonds and Notes
(cost $80,004,493)		83,470,983

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options
3-Month Floor USD Libor-BBA
Interest Rate, January 2009 @ 4	7,650,000	20,140
U.S. Treasury 5 Year Notes,
January 2008@ 110.5	4,500,000	27,422
Total Options
(cost $55,847)		47,562

	Principal
Short-Term Investments—3.1%	Amount ($)	Value ($)

U.S. Treasury Bills;
3.10%, 3/27/08
(cost $2,558,929)	2,578,000 [c]	2,558,691

Other Investment—.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $239,000)	239,000 [d]	239,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—24.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $20,230,359)	20,230,359 [d]	20,230,359

Total Investments (cost $103,088,628)	127.6%	106,546,595
Liabilities, Less Cash and Receivables	(27.6%)	(23,065,308)
Net Assets	100.0%	83,481,287

[a] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the fund’s securities on loan is $34,759,943 and the total market value of the collateral held by the fund is $35,509,353, consisting of cash collateral of $20,230,359, U.S. Government and Agency securities valued at $10,334,561, and Letters of
Credit valued at $4,944,433.
[b] Purchased on a delayed delivery basis.
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	99.3	Asset/Mortgage-Backed	.6
Short-Term/Money		Options	.1
Market Investments	27.6		127.6

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF FINANCIAL FUTURES
December 31, 2007

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2007 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	78	8,601,938	March 2008	43,875
U.S. Treasury 2 Year Notes	20	4,205,000	March 2008	4,063
				47,938

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2007

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options
U.S. Treasury 5 Year Futures
January 2008 @ 111.5
(Premiums received $51,746)	9,000,000	(39,375)

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments(including securities on loan value at
$34,759,943)—Note 1(b):
Unaffiliated issuers	82,619,269	86,077,236
Affiliated issuers	20,469,359	20,469,359
Dividends and interest receivable		1,124,279
Receivable for shares of Beneficial Interest subscribed		96,892
Receivable for futures variation margin—Note 4		31,844
Prepaid expenses		6,787
		107,806,397

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		55,365
Cash overdraft due to Custodian		27,051
Liability for securities on loan—Note 1(b)		20,230,359
Payable for investment securities purchased		3,884,972
Outstanding options written, at value (premiums received
$51,746)—See Statement of Options Written		39,375
Payable for shares of Beneficial Interest redeemed		28,151
Accrued expenses		59,837
		24,325,110

Net Assets ($)		83,481,287

Composition of Net Assets ($):
Paid-in capital		86,089,929
Accumulated undistributed investment income—net		90,763
Accumulated net realized gain (loss) on investments		(6,217,681)
Accumulated net unrealized appreciation (depreciation)
on investments (including $47,938 net unrealized
appreciation on financial futures)		3,518,276

Net Assets ($)		83,481,287

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		5,015,525
Net Asset Value, offering and redemption price per share ($)		16.64

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended December 31, 2007
Investment Income ($):
Income:
Interest	3,645,831
Dividends;
Affiliated isuers	74,472
Income from securities lending	58,342
Total Income	3,778,645
Expenses:
Management fee—Note 3(a)	463,321
Shareholder servicing costs—Note 3(b)	133,242
Auditing fees	27,762
Registration fees	25,287
Trustees’ fees and expenses—Note 3(c)	19,907
Legal fees	12,831
Custodian fees—Note 3(b)	10,623
Prospectus and shareholders’ reports	5,641
Loan commitment fees—Note 2	744
Miscellaneous	12,819
Total Expenses	712,177
Less—reduction in management fee
due to undertaking—Note 3(a)	(210,148)
Net Expenses	502,029
Investment Income—Net	3,276,616

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(226,884)
Net realized gain (loss) on options transactions	27,615
Net realized gain (loss) on financial futures	853,461
Net Realized Gain (Loss)	654,192
Net unrealized appreciation (depreciation) on investments
(including $110,751 net unrealized appreciation on financial futures)	3,762,659
Net Realized and Unrealized Gain (Loss) on Investments	4,416,851
Net Increase in Net Assets Resulting from Operations	7,693,467

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment income—net	3,276,616	3,291,676
Net realized gain (loss) on investments	654,192	(310,400)
Net unrealized appreciation
(depreciation) on investments	3,762,659	(2,146,298)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,693,467	834,978

Dividends to Shareholders from ($):
Investment income—net	(3,594,577)	(3,550,013)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	15,689,305	17,613,815
Dividends reinvested	2,732,492	2,625,856
Cost of shares redeemed	(16,646,759)	(22,908,232)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,775,038	(2,668,561)
Total Increase (Decrease) in Net Assets	5,873,928	(5,383,596)

Net Assets ($):
Beginning of Period	77,607,359	82,990,955
End of Period	83,481,287	77,607,359
Undistributed investment income—net	90,763	147,219

Capital Share Transactions (Shares):
Shares sold	986,192	1,118,693
Shares issued for dividends reinvested	171,810	167,733
Shares redeemed	(1,053,883)	(1,462,250)
Net Increase (Decrease) in Shares Outstanding	104,119	(175,824)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.80	16.31	16.12	16.24	16.18
Investment Operations:
Investment income—net [a]	.67	.65	.61	.54	.40
Net realized and unrealized
gain (loss) on investments	.91	(.46)	.29	.06	.32
Total from Investment Operations	1.58	.19	.90	.60	.72
Distributions:
Dividends from investment income—net	(.74)	(.70)	(.71)	(.72)	(.66)
Net asset value, end of period	16.64	15.80	16.31	16.12	16.24

Total Return (%)	10.38	1.29	5.62	3.87	4.47

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.96	.93	.97	.94
Ratio of net expenses
to average net assets	.65	.65	.65	.66	.80
Ratio of net investment income
to average net assets	4.24	4.14	3.71	3.45	2.43
Portfolio Turnover Rate	237.27	203.80	134.72	1,413.24	1,618.06

Net Assets, end of period ($ x 1,000)	83,481	77,607	82,991	81,320	100,326

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Long Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the portfolio not to reflect accurately fair value are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

16

Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending trans-action.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $31,415 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act. Dreyfus Institutional Preferred Plus Money Market Fund pays no management fee to the Manager. Income received from money market funds are reflected in the Statement of Operations.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

18

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended December 31, 2007.

The fund is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $90,763, accumulated capital losses $5,311,202 and unrealized appreciation $2,611,797.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2007. If not applied, $498,604 of the carryover expires in fiscal 2010, $4,280,495 expires in fiscal 2012 and $532,103 expires in fiscal 2014.

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006, were as follows: ordinary income $3,594,577 and $3,550,013, respectively.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $261,505, increased accumulated net realized gain (loss) on investments by $2,975,642 and decreased paid-in capital by $3,237,147. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2007 through December 31, 2007 to reduce the management fee paid by the fund, to the extent that, if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .65% of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $210,148 during the period ended December 31, 2007.

20

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2007, the fund was charged $54,388 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2007, the fund was charged $46,630 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, under the custody agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2007, the fund was charged $10,623 pursuant to the custody agreement.

During the period ended December 31, 2007, the fund was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $41,884, chief compliance officer fees $3,616, custodian fees $10,673, and transfer agency per account fees $8,000, which are offset against an expense reimbursement currently in effect in the amount of $8,808.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended December 31, 2007, amounted to $188,151,998, and $186,706,482, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2007, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) calls/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

22

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following table summarizes the fund’s call/put options written during the period ended December 31, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
December 31, 2006	—	—
Contracts written	56,250,000	168,960
Contracts Terminated:
Closed	41,550,000	110,270	121,246	(10,976)
Expired	5,700,000	6,944	—	6,944
Total contracts
terminated	47,250,000	117,214	121,246	(4,032)
Contracts outstanding
December 31, 2007	9,000,000	51,746

At December 31, 2007, the cost of investments for federal income tax purposes was $103,950,410; accordingly, accumulated net unrealized appreciation on investments was $2,596,185, consisting of $2,699,067 gross unrealized appreciation and $102,882 gross unrealized depreciation.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus U.S. Treasury Long Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Long Term Fund,including the statements of investments, financial futures and options written, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Long Term Fund at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 8, 2008
24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2007 as qualifying interest related dividends. For State individual income tax purposes, the fund hereby designates 85.29% of the ordinary income dividends paid during its fiscal year ended December 31, 2007 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163 ——————— Gordon J. Davis (66) Board Member (1994)
Principal Occupation During Past 5 Years:
  Partner in the law firm of Dewey and LeBoeuf LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 35 ——————— David P. Feldman (68) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 50
26

Lynn Martin (68) Board Member (1994)
Principal Occupation During Past 5 Years:
  Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
Other Board Memberships and Affiliations:
  AT&T Inc., a telecommunications company, Director
  Ryder System, Inc., a supply chain and transportation management company, Director
  The Proctor & Gamble Co., a consumer products company, Director
  Constellation Energy Group, Director
  Chicago Council on Global Affairs
  Coca-Cola International Advisory Council
  Deutsche Bank Advisory Council
No. of Portfolios for which Board Member Serves: 9 ——————— Daniel Rose (78) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32 ——————— Philip L. Toia (74) Board Member (1997)
Principal Occupation During Past 5 Years: • Private Investor No. of Portfolios for which Board Member Serves: 19

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Sander Vanocur (79) Board Member (1994)
Principal Occupation During Past 5 Years: • President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 32 ——————— Anne Wexler (77) Board Member (1994)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 50 ———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

28

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

30

NOTES

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,397in 2006 and $25,397 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,367 in 2006 and $3,311 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $136 in 2006 and $0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $383,726 in 2006 and $1,889,332 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Long Term Fund

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 25, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 25, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)